Exhibit 10.3

EXECUTION COPY

THIRD AMENDMENT TO THE LOAN DOCUMENTS

This THIRD AMENDMENT dated as of July 15, 2003 (this “Amendment”), to the Credit Agreement dated as of April 1, 2003, as amended by the First Amendment to the Credit Agreement dated as of May 15, 2003 and the Second Amendment to the Credit Agreement dated as of June 27, 2003, (such Credit Agreement, as so amended, being the “Credit Agreement”), among Dynegy Holdings Inc., as the borrower (the “Borrower”), Dynegy Inc., as the parent guarantor (the “Parent Guarantor”), Citibank, N.A. and Bank of America, N.A., as administrative agents (the “Administrative Agents”) for the Lenders, Bank One, NA (Main Office Chicago), as Collateral Agent for the Lenders, and the various banks, financial institutions and other lenders parties thereto. Capitalized terms used without definition in this Amendment shall have the meanings set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested, and the Lenders are willing to grant such request, that the Lenders agree to provide certain amendments with respect to the Credit Agreement and Shared Security Agreement as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.    Amendments.  Subject to the occurrence of the Effective Date, the Credit Agreement and Shared Security Agreement are amended as follows:

(a)    The definition of “Change of Control” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) therein and replacing such clause with the following new clause (b):

“(b) individuals who are Continuing Directors of the Parent Guarantor shall not constitute a majority of the board of directors of the Parent Guarantor; or”;

(b)    The definition of “Consolidated Secured Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) re-lettering clauses “(e)”, “(f)” and “(g)” thereof to read “(d)”, “(e)” and “(f)”, respectively, (ii) deleting the words “clauses (a) through (e)” in line 15 thereof and substituting therefor the words “clauses (a) through (d)” and (iii) deleting the words “clauses (a) through (f)” in line 17 thereof and substituting therefor the words “clauses (a) through (e)”;

(c)    The definition of “Continuing Directors” contained in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the phrase “or with the approval of Chevron USA”;

(d)    The definition of “Equity Interests” contained in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following:

“; provided that none of (i) the 2003 Convertible Securities, (ii) any Indebtedness issued in accordance with the provisions of Section 7.03(b)(xvi) and (iii) any profit sharing or other employee benefit arrangements shall be “Equity Interests” for purposes of this Agreement and the other Loan Documents.

(e)    The definition of “Extraordinary Receipts” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the figure of “$2,500,000” therein and replacing such figure with “$10,000,000”;

(f)    The definition of “Liquidity” contained in Section 1.01 of the Credit Agreement is hereby amended by inserting after the words “other than the Liens created under the Collateral Documents” in line 3 thereof the following new phrase: “or permitted to be incurred pursuant to Section 7.01(v) or (w)”;

(g)    The definition of “Net Cash Proceeds” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the phrase “prior to the Maturity Date in respect of the Term B Facility” in line 18 of clause (a) thereof and substituting therefor the phrase “prior to the latest Maturity Date in respect of the Facilities outstanding from time to time”, (ii) adding the following proviso at the end of clause (a) thereof:

“; provided, further, that at any time that the 2003 Junior Unsecured Subordinated Notes are outstanding and require a prepayment from a Disposition permitted pursuant to Section 7.05(h) (other than a Disposition of Term B Collateral), the “Net Cash Proceeds” from such Disposition shall equal the lesser of (1) the Required Revolving Commitment Reduction Amount at such time and (2) the aggregate amount required to be prepaid under the terms of the 2003 Junior Unsecured Subordinated Notes from such Disposition; provided, further, that at any time that (A) the 2003 Junior Unsecured Subordinated Notes are outstanding, (B) there are no Term B Loans outstanding and (C) the 2003 Junior Unsecured Subordinated Notes require a prepayment from a Disposition of Term B Collateral or any Disposition of any Subsidiary of Illinova or any such Subsidiary’s assets, the “Net Cash Proceeds” from such Disposition shall equal the lesser of (1) the Required Revolving Commitment Reduction Amount at such time and (2) 25% of the Net Cash Proceeds from such Disposition (as such Net Cash Proceeds are calculated pursuant to the terms of the 2003 Junior Unsecured Subordinated Notes)”;

and (iii) adding the following provisos at the end of clause (c) thereof:

“; provided,further, that up to $250 million of proceeds received from the sale of any capital stock or other Equity Interest by the Parent Guarantor or any of its Subsidiaries after the Third Amendment Effective Date shall not be “Net Cash Proceeds” for all purposes of this Agreement; provided, further, that, in addition to the amounts excluded pursuant to the previous proviso, at any time that the 2003 Junior Unsecured Subordinated Notes are outstanding and until paid in full and either (i) require a prepayment from a sale of capital stock or other Equity Interest or (ii) the Parent Guarantor elects to prepay the 2003 Junior Unsecured Subordinated Notes from the proceeds received from a sale of capital stock or other Equity Interests, the “Net Cash Proceeds” from such sale shall equal the lesser of (1) the Required Revolving Commitment Reduction Amount at such time and (2) the aggregate amount required to be prepaid under the terms of the 2003 Junior Unsecured Subordinated Notes from such sale;”

(h)    The definition of “Payment Basket” contained in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, that, the aggregate amount of any cash payments made by the Parent Guarantor in connection with the CVX Restructuring Transaction shall not be included in the calculation of the “Payment Basket” herein.”;

(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

““2003 Convertible Preferred Stock” means the convertible preferred stock issued by the Parent Guarantor to Chevron USA on terms and conditions reasonably satisfactory to the Administrative Agents.

“2003 Convertible Securities” means the first tranche of convertible debt securities issued by the Parent Guarantor and guaranteed by the Borrower on or after the Third Amendment Effective Date in accordance with the provisions of Section 7.03(b)(xiii).

“2003 Junior Unsecured Subordinated Notes” means the junior unsecured subordinated notes issued by the Parent Guarantor to Chevron USA in accordance with the provisions of Section 7.03(b)(xiv).

“2003 Proceeds” means the sum of the gross proceeds from the issuance of the 2003 Second Lien Notes plus the gross proceeds from the issuance of the 2003 Convertible Securities.

“2003 Refinancing Transactions” means (i) the tender offer by the Borrower for the Early Maturity DHI Bonds on terms and conditions reasonably satisfactory to the Administrative Agents, (ii) the issuance of the 2003 Second Lien Notes and the 2003 Convertible Securities, (iii) the repayment or refinancing in full of the Term A Loans, the Indebtedness under the Black Thunder Facility and the tendered Early Maturity DHI Bonds, (iv) subject to the provisions of this

Agreement, the voluntary prepayment, in full or in part, of the Term B Loans and the CoGen Facility and (v) subject to the provisions of this Agreement, the CVX Restructuring Transaction.

“2003 Second Lien Notes”means the first tranche of senior secured notes issued by the Borrower and guaranteed by the Subsidiary Guarantors on or after the Third Amendment Effective Date, in accordance with the provisions of Section 7.03(b)(xii).

“2003 Tender Offer” means the tender offer by the Borrower to purchase all of the outstanding 8.125% Senior Notes due 2005, 6-3/4% Senior Notes due 2005 and 7.450% Senior Notes due 2006 pursuant to the Offer to Purchase and Consent Solicitation Statement, dated July 14, 2003, as may be amended from time to time on terms reasonably satisfactory to the Administrative Agents.

“Chevron USA” means Chevron U.S.A., Inc., a Pennsylvania corporation.

“CVX Restructuring Transaction” means so long as the 2003 Proceeds are at least $1.5 billion, the exchange by Chevron USA of all of the Chevron Preferred Stock for (x) a cash payment to Chevron USA of $225,000,000 in accordance with the provisions of Section 7.06(c), (y) the issuance of the 2003 Junior Unsecured Subordinated Notes in accordance with the provisions of Section 7.03(b)(xiv) and (z) the issuance of the 2003 Convertible Preferred Stock.

“Excess 2003 Proceeds Amount” means:

(i)    if the 2003 Proceeds are less than $1.5 billion, the excess, if any, of $1.2 billion over the sum (such sum being the “Level I Amount”) of the aggregate principal amount of the Term A Loans repaid on the Third Amendment Effective Date, plus the aggregate principal amount of the Indebtedness under the Black Thunder Facility repaid within one Business Day following the Third Amendment Effective Date plus the aggregate principal amount of the tendered Early Maturity DHI Bonds repurchased on the Third Amendment Effective Date plus the underwriting discounts and commissions, and other out-of-pocket costs, fees, commissions, premiums and expenses, incurred by the Parent Guarantor or the Borrower in connection with the 2003 Refinancing Transactions;

(ii)    if the 2003 Proceeds are greater than or equal to $1.5 billion but less than or equal to $1.86 billion, the excess, if any, of the 2003 Proceeds over the sum (such sum being the “Level II Amount”) of the Level I Amount plus the aggregate principal amount of the Term B Loans repaid on the Third Amendment Effective Date plus $225 million;

(iii)    if the 2003 Proceeds are greater than $1.86 billion but equal to or less than $2.1 billion, the excess, if any, of $1.86 billion over the Level II Amount; and

(iv)    if the 2003 Proceeds are greater than $2.1 billion, the excess, if any, of $2.1 billion over the sum of the Level II Amount plus the aggregate principal amount of the CoGen Facility repaid on the Third Amendment Effective Date.

“Junior Indebtedness” means any Subordinated Indebtedness, any Indebtedness incurred in accordance with the provisions of Section 7.03(b)(xv) and any Indebtedness incurred in accordance with the provisions of Section 7.03(b)(xvi).

“Required 2003 Applications” means:

(i)    if the 2003 Proceeds are less than or equal to $1.5 billion, the repayment in full of the Term A Loans, the Indebtedness under the Black Thunder Facility and the tendered Early Maturity DHI Bonds (such applications being the “Level I Applications”);

(ii)    if the 2003 Proceeds are greater than $1.5 billion but less than $1.86 billion, the Level I Applications and the repayment of the Term B Loans in an aggregate amount equal to the excess of the 2003 Proceeds over $1.5 billion (such applications being the “Level II Applications”);

(iii)    if the 2003 Proceeds are equal to or greater than $1.86 billion but less than $2.1 billion, the Level II Applications and, so long as the Parent Guarantor and Chevron USA have agreed to the CVX Restructuring Transaction, the cash payment of up to $225 million to be made to Chevron USA in connection with the CVX Restructuring (such applications being the “Level III Applications”); and

(iv)    if the 2003 Proceeds are equal to or greater than $2.1 billion, the Level III Applications, the repayment in full of the CoGen Facility and the ratable reduction of the Revolving Credit Commitments in an amount equal to 50% of the excess of the 2003 Proceeds over $2.1 billion.

“Required Revolving Commitment Reduction Amount” means at any time the excess, if any, of (1) the sum (not to exceed $1.1 billion) of the Revolving Credit Facility at such time plus the aggregate amount of any mandatory reductions of the Revolving Credit Facility made prior to such time (other than any such reduction made as a result of payments in respect of the 2003 Junior Unsecured Subordinated Notes) over (2) $1 billion.

“Third Amendment Effective Date”means the first date on which all of the conditions precedent to the effectiveness of the Third Amendment to the Loan Documents, dated as of July 15, 2003, were satisfied.”

(j)    Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions therein and all references to such definitions in the Credit Agreement shall be of no force or effect; “Reallocated Availability Period”, “Reallocated Facility”, “Reallocated Facility Borrowing”, “Reallocated Facility Commitment”, “Reallocated Facility Lender”, “Reallocated Facility Loan”, “Reallocated Facility Note”, “Reallocated L/C Advance”, “Reallocated L/C Borrowing”, “Reallocated L/C Credit

Extension”, “Reallocated L/C Obligations”, “Reallocated L/C Sublimit”, “Reallocated Letter of Credit”, “Reallocation Amount”, and “Reallocation Event”, “Reallocation Reduction Amount”;

(k)    Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “[Intentionally Omitted]”;

(l)    Section 2.04 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following (and all references to Section 2.04 shall be of no force or effect): “[Intentionally Omitted]”;

(m)    Section 2.05(a) of the Credit Agreement is hereby amended by adding at the end of the sixth sentence of such Section the following proviso:

“; provided that solely in connection with the 2003 Refinancing Transactions (including from any proceeds thereof applied after the Third Amendment Effective Date), prepayments of the outstanding Loans may be applied to one Facility without ratably prepaying the other Facilities”;

(n)    Section 2.05(b)(iv) of the Credit Agreement is hereby amended by deleting the term “Subordinated Indebtedness” therein and replacing such term with the phrase “Junior Indebtedness (other than the 2003 Second Lien Notes, and the 2003 Convertible Securities)”;

(o)    Section 2.05(b)(ix) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof the following proviso:

“; provided, further, that notwithstanding the foregoing, at any time that the sum of the Revolving L/C Borrowings outstanding at such time plus the Revolving Credit Loans outstanding at such time plus the Revolving L/C Obligations are less than the Revolving Credit Facility (after taking into account the Revolving Reduction Amount), the Borrower may reduce the Revolving Credit Facility without prepaying the Revolving L/C Borrowings and the Revolving Credit Loans or Cash Collateralizing the Revolving L/C Obligations.”

(p)    Section 2.05(b)(x) of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following (and all references to Section 2.05(b)(x) shall be of no force or effect): “[Intentionally Omitted]”;

(q)    Section 7.01 of the Credit Agreement is hereby amended by (i) inserting the following words at the end of clause (d) thereof, “in accordance with GAAP”, (ii) deleting the word “and” at the end of clause (t) thereof, (iii) deleting the period at the end of clause (u) thereof and substituting therefor a semicolon and (iv) adding the following new clauses (v) and (w) at the end of such Section:

“(v) Liens on all or a portion of the Collateral to secure the obligations of the Loan Parties in respect of the 2003 Second Lien Notes so long as (1) the terms and conditions of such Liens (including, without limitation, the second priority nature of such Liens) are reasonably satisfactory to the Administrative Agents and (2) such Liens are junior and subordinate to the Liens created under the Loan Documents; and

(w) Liens on all or a portion of the Collateral securing Indebtedness permitted to be incurred pursuant to the provisions of Section 7.03(b)(xv) the terms and conditions of which are no less favorable to the Lenders than the terms and conditions of the Liens permitted pursuant to clause (v) above or are otherwise on terms and conditions reasonably acceptable to the Administrative Agents.”;

(r)    Section 7.02(c) is amended by (i) replacing the word “and” at the end of clause (v) thereof with a comma and (ii) adding at the end thereof the following clause (vii):

“and (vii) Investments in CoGen Lyondell, Inc. or DGPI Inc. consisting of loans or advances in the ordinary course of business consistent with past practices relating to CoGen Lyondell, Inc. and DGPI Inc.”;

(s)    Section 7.03(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Indebtedness under the Loan Documents or any refinancings, refundings, renewals or extensions of the Term A Facility, the Term B Facility, the Revolving Credit Facility, or the Revolving Letter of Credit Sublimit on the Third Amendment Effective Date solely in connection with the 2003 Refinancing Transactions;”

(t)    Clause (B) of the second proviso of Section 7.03(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(B) any Payment Restriction more restrictive than the Payment Restrictions contained in the Indebtedness being refinanced, refunded, renewed or extended, except that the condition contained in this subclause (B) shall not apply to refinancings of the Black Thunder Facility or the Early Maturity DHI Bonds with respect to the 2003 Proceeds,”

(u)    Section 7.03(b)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows, “[Intentionally Omitted]”;

(v)    Section 7.03(b) is hereby amended by (1) deleting the word “and” at the end of clause (x) thereof, (2) deleting the period at the end of clause (xi) thereof and substituting therefor a semicolon and (3) adding at the end thereof new clauses (xii), (xiii), (xiv), (xv), (xvi) and (xvii) to read as follows:

“(xii)    Indebtedness in respect of the 2003 Second Lien Notes issued by the Borrower and guaranteed by the Subsidiary Guarantors so long as (A) the Net Cash Proceeds from the incurrence of such Indebtedness (together with cash on hand and the Net Cash Proceeds from the incurrence of the 2003 Convertible

Securities) are used for the Required 2003 Applications and (B) to the extent that there are Excess 2003 Proceeds Amounts, such Excess 2003 Proceeds Amounts are either (1) applied to prepay, purchase, redeem, defease or otherwise retire in whole or in part the Early Maturity DHI Bonds not tendered in the 2003 Tender Offer, the Alpha Facility, the CoGen Facility or the Riverside Facility or to voluntarily prepay the Term B Loans (whether through open market repurchases, redemptions, prepayments or otherwise) or permanently reduce the Revolving Credit Commitments (in which case the Borrower may retain a portion of the Excess 2003 Proceeds Amounts equal to such reduction) or (2) deposited into and held either in a Deposit Account or a Securities Account (as each term is defined in the Security Agreement) until such time as such Excess 2003 Proceeds Amounts are used to prepay, purchase, redeem, defease or otherwise retire any Early Maturity DHI Bonds not tendered in the 2003 Tender Offer, the Alpha Facility, the CoGen Facility or the Riverside Facility or to voluntarily prepay the Term B Loans (whether through open market repurchases, redemptions, prepayments or otherwise) or permanently reduce the Revolving Credit Commitments (in which case the Borrower may retain a portion of the Excess 2003 Proceeds Amounts equal to such reduction), (C) the final maturity of such Indebtedness shall not be earlier than July 31, 2010, (D) the terms and conditions (other than in respect of interest rate) of such Indebtedness (including with respect to the second lien nature of the Lien on the Collateral securing such Indebtedness) are reasonably satisfactory to the Administrative Agents and (E) the interest rate in respect of such Indebtedness is not in excess of the then applicable market interest rate.

(xiii)    Indebtedness of the Parent Guarantor and the Borrower in respect of the 2003 Convertible Securities so long as (A) the Net Cash Proceeds from the incurrence of such Indebtedness (together with cash on hand and the Net Cash Proceeds from the incurrence of the 2003 Second Lien Notes) are used for the Required 2003 Applications, (B) to the extent that there are Excess 2003 Proceeds Amounts, such Excess 2003 Proceeds Amounts are either (1) applied to prepay, purchase, redeem, defease or otherwise retire in whole or in part the Early Maturity DHI Bonds not tendered in the 2003 Tender Offer, the Alpha Facility, the CoGen Facility or the Riverside Facility or to voluntarily prepay the Term B Loans (whether through open market repurchases, redemptions, prepayments or otherwise) or permanently reduce the Revolving Credit Commitments (in which case the Borrower may retain a portion of the Excess 2003 Proceeds Amounts equal to such reduction) or (2) deposited into and held either in a Deposit Account or a Securities Account (as each term is defined in the Security Agreement) until such time as such Excess 2003 Proceeds Amounts are used to prepay, purchase, redeem, defease or otherwise retire any Early Maturity DHI Bonds not tendered in the 2003 Tender Offer, the Alpha Facility, the CoGen Facility or the Riverside Facility or to voluntarily prepay the Term B Loans (whether through open market repurchases, redemptions, prepayments or otherwise) or permanently reduce the Revolving Credit Commitments (in which case the Borrower may retain a portion of the Excess 2003 Proceeds Amounts equal to such reduction), (C) the final maturity of such Indebtedness shall not be earlier than July 31, 2023, (D) the terms and conditions of such Indebtedness (other than in respect of interest rate) are reasonably satisfactory to the Administrative Agents and (E) the interest rate in respect of such Indebtedness is not in excess of the then applicable market interest rate.

(xiv)    Indebtedness of the Parent Guarantor in respect of the 2003 Junior Unsecured Subordinated Notes in an aggregate original principal amount not to exceed $225 million so long as (x) the final maturity of such Indebtedness shall not be earlier than January 1, 2016, (y) the terms and conditions of such Indebtedness are reasonably satisfactory to the Administrative Agents and (z) such Indebtedness is issued to Chevron USA in connection with the CVX Restructuring Transaction;

(xv)    additional Indebtedness issued by the Borrower and guaranteed by the Subsidiary Guarantors so long as (v) 50% of the Net Cash Proceeds of such Indebtedness is applied as required by the provisions of Section 2.05(b)(iv), (w) such Indebtedness is secured on a second priority basis by a Lien on the Collateral, (x) the final maturity of such Indebtedness shall not be earlier than July 31, 2010, (y) the terms and conditions of such Indebtedness (other than in respect of interest rate and final maturity but including the second lien nature of the Lien on the Collateral securing such Indebtedness) are no less favorable to the Lenders than the terms and conditions of the 2003 Second Lien Notes or otherwise reasonably satisfactory to the Administrative Agents and (z) the interest rate in respect of such Indebtedness is not in excess of the then applicable market interest rate;

(xvi)    additional Indebtedness issued by the Parent Guarantor and guaranteed by the Borrower so long as (w) 50% of the Net Cash Proceeds of such Indebtedness is applied as required by the provisions of Section 2.05(b)(iv), (x) the final maturity of such Indebtedness shall not be earlier than July 31, 2023, (y) the terms and conditions of such Indebtedness (other than in respect of interest rate and final maturity) are no less favorable to the Lenders than the terms and conditions of the 2003 Convertible Securities or otherwise reasonably satisfactory to the Administrative Agents and (z) the interest rate in respect of such Indebtedness is not in excess of the then applicable market interest rate; and

(xvii)    Indebtedness owed to CoGen Lyondell, Inc. or DGPI Inc. so long as such Indebtedness is incurred in the ordinary course of business consistent with past practices relating to CoGen Lyondell, Inc. and DGPI Inc.”;

(w)    Section 7.05(g) of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

“; provided, further, that the amount of net cash proceeds retained by the Parent Guarantor and its Subsidiaries from a Disposition permitted pursuant to the terms of Section 7.05(h) as a result of the second and third provisos in clause (a) of the definition of “Net Cash Proceeds” shall be included in the calculation of Net Cash Proceeds for purposes of clause (ii) above”;

(x)    Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the phrase “prior to the Maturity Date in respect of the Term B Facility” in line 4 thereof and substituting therefor the phrase “prior to the latest Maturity Date in respect of the Facilities outstanding from time to time” and (ii) by restating clause (c) thereof in its entirety to read as follows:

“(c) (i) so long as (A) no Default shall have occurred and be continuing or would result therefrom, (B) the aggregate amount of cash collateral required to be pledged to Chevron USA on the Third Amendment Effective Date shall be reduced to the amount necessary to secure projected obligations for not more than one month and (C) the 2003 Proceeds are at least $1.5 billion, the Parent Guarantor may consummate the CVX Restructuring Transaction and make a cash payment to Chevron USA of no more than $225 million in connection with the CVX Restructuring Transaction, (ii) if the CVX Restructuring Transaction does not occur as part of the 2003 Refinancing Transactions, so long as no Default shall have occurred and be continuing or would result therefrom, the Parent Guarantor may purchase, redeem or otherwise acquire, or make any payment in respect of the Chevron Preferred Stock in an aggregate amount equal to the lesser of the Payment Basket at such time and $50 million so long as (A) the Borrower makes a voluntary prepayment of the Facilities pursuant to Section 2.05(a) in an aggregate amount equal to three times the aggregate cash payment made pursuant to this clause (c), (B) the Liquidity of the Parent Group (x) for the ten day period immediately preceding any such payment and (y) at the time of such payment (after giving effect to such payment) is at least $500 million and (C) any amendment, modification or change to any term or condition of the Chevron Preferred Stock made in connection with such payment, purchase or redemption is on terms reasonably acceptable to the Required Lenders and the Collateral Agent and (iii) so long as no Default shall have occurred and be continuing or would result therefrom, from time to time, the Parent Guarantor may pay cash dividends in respect of the 2003 Convertible Preferred Stock in an aggregate amount equal to the Payment Basket at such time so long as (A) the Borrower makes a voluntary prepayment of the Facilities (or, in the case of the Revolving Credit Facility, a permanent reduction of such Facility) pursuant to Section 2.05(a) in an aggregate amount equal to (x) in respect of any payments made pursuant to this Section 7.06(c) that constitute the first $100 million of the Payment Basket used in accordance with the terms of this Agreement, the amount of such cash dividends, (y) in respect of any payments made pursuant to this Section 7.06(c) that constitute any portion of the second $100 million of the Payment Basket used in accordance with the terms of this Agreement, two times the amount of such cash dividends and (z) in respect of any payments made pursuant to this Section 7.06(c) that constitute the final $100 million of the Payment Basket used in accordance with the terms of this Agreement, three times the amount of such cash dividends and (B) the Liquidity of the Parent Group at the time of such payment (after giving effect to such payment) is at least $500 million”;

(y)    Section 7.08 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything in this Section 7.08 to the contrary, the CVX Restructuring Transaction shall not be prohibited by the terms of this Section 7.08”;

(z)    Section 7.09 of the Credit Agreement is hereby amended by inserting the following after the words “any other Loan Document” in line 3 thereof, “, any agreement or instrument governing the terms of the 2003 Second Lien Notes, the 2003 Convertible Securities, and any Indebtedness permitted to be incurred pursuant to Section 7.03(b)(xv) or (xvi)”;

(aa)    Section 7.11(a) of the Credit Agreement is hereby amended by deleting the ratios set forth therein and replacing such ratios with such ratios as the Administrative Agents and the Parent Guarantor shall reasonably determine to be the equivalent of the deleted ratios taking into account solely the changes in Consolidated Secured Indebtedness to occur in connection with the Third Amendment Effective Date and utilizing the same projections and methodologies used in determining such deleted ratios and giving effect to any “cushion” included in the determination of such deleted ratios.

(bb)    Section 7.15 of the Credit Agreement is hereby amended by (i) adding at the end of clause (ii) thereof the following phrase:

“other than, at any time that the Term B Loans are outstanding, any mandatory prepayment under the 2003 Junior Unsecured Subordinated Notes arising from a Disposition of Term B Collateral (so long as, in the case of any prepayment of the 2003 Junior Unsecured Subordinated Notes, the Facilities have been prepaid (or, in the case of the Revolving Credit Facility, a permanent reduction of such Facility) to the extent required by Section 2.05(b));

(ii) adding immediately after the phrase “any Indebtedness under the Indentures” in clause (iii) thereof the following parenthetical “(other than the Early Maturity DHI Bonds)”, (iii) amending clause (iv) thereof in its entirety to read as follows:

“(iv) the repurchase (or the making of any payment in respect of an exchange offer for such Indebtedness) of any Indebtedness under the Indentures (other than the Early Maturity DHI Bonds) in an aggregate amount equal to the Payment Basket at such time so long as (A) the Liquidity of the Parent Group (1) for the ten day period immediately preceding such repurchase or payment and (2) at the time of such repurchase (after giving effect to such repurchase or payment) is at least $500 million, (B) the aggregate amount applied in respect of the Late Maturity DHI Bonds is not more than $100 million and (C) the Borrower prepays the Facilities pursuant to Section 2.05(a) at the time of such repurchase in an amount equal to (1) in respect of any payments pursuant to this clause (iv) that constitute any portion of the first $100 million of the Payment Basket used in accordance with the terms of this Agreement, the aggregate amount paid in connection with such repurchase (or, if more than $50 million of such repurchases are in respect of the Late Maturity DHI Bonds, the sum of (x) the aggregate amount paid in connection with such repurchase (other than in respect of the Late Maturity DHI Bonds) plus (y) the aggregate amount up to $50 million paid in connection with such repurchase in respect of the Late Maturity DHI Bonds plus (z) two times the aggregate amount paid in excess of $50 million in respect of the Late Maturity DHI Bonds), (2) in respect of any payments pursuant to this clause (iv) that constitute any portion of the second $100 million of the Payment Basket used in accordance with the terms of this Agreement, two times the aggregate amount paid in connection with such repurchases and (3) in respect of any payments pursuant to this clause (iv) that constitute any portion of the third $100 million of the Payment Basket, three times the aggregate amount paid in connection with such repurchase,”

(iv) (A) deleting the word “or” immediately after the semi-colon following the words “in respect of such prepayment” at the end of clause (vii) and substituting therefor a new clause heading (viii) and (B) replacing clause heading (viii) with a new clause heading (ix), and (v) adding the following clause (x) immediately after clause (ix):

“and (x) the prepayment, redemption or repurchase of the Early Maturity DHI Bonds, the CoGen Facility, the Riverside Facility or the Alpha Facility either (A) with the 2003 Proceeds as required or permitted pursuant to Section 7.03(b)(xii) and (xiii) or (B) with the Net Cash Proceeds from Extraordinary Receipts or the issuance of Junior Indebtedness or Equity Issuances, in each case that are not required to prepay any other Indebtedness pursuant to the terms of any of the Loan Documents and that are not used pursuant to clause (iii) above, or with cash on hand so long as, in the case of any prepayment of the Riverside Facility or the Alpha Facility (other than pursuant to clause (A) above), the Liquidity of the Parent Group (x) for the ten day period immediately preceding such prepayment and (y) at the time of such prepayment (after giving effect to such repayment) is at least $500 million”;

(cc)    Section 7.17(a) of the Credit Agreement is hereby amended by inserting at the end of the first sentence thereof a new clause (iv) to read as follows:

“or (iv) any Swap Contracts entered into to hedge against fluctuations in interest rates or currency incurred in the ordinary course of business and consistent with prudent business practice”;

(dd)    Section 7.17(b) of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

“(b) Other than as set forth in Section 7.17(a) above, the Parent Guarantor and its Subsidiaries shall not enter into any Swap Contracts.”;

(ee)    Section 7.20 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following, “[Intentionally Omitted]”;

(ff)     Section 7.21 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything in this Section 7.21 to the contrary, the CVX Restructuring Transaction shall not be prohibited pursuant to the terms of this Section 7.21.”;

(gg)    Section 9.01 of the Credit Agreement is hereby amended by adding to the end thereof a new subsection (d) to read as follows:

“(d) Each of the Lenders hereby irrevocably authorizes the Agents to enter into intercreditor arrangements on behalf of such Lender in respect of the 2003 Second Lien Notes and such other Indebtedness issued in accordance with the provisions of Section 7.03(b)(xv).”;

(hh)    Section 10.04 of the Credit Agreement is hereby amended by (i) deleting the phrase “the Maturity Date in respect of the Term B Facility” in clause (b) of the second sentence thereof and substituting therefor the phrase “the latest Maturity Date in respect of the Facilities outstanding from time to time” and (ii) deleting the phrase “the Maturity Date in respect of the Term B Facility” in clause (iii) of the third sentence thereof and substituting therefor the phrase “the latest Maturity Date in respect of the Facilities outstanding from time to time”;

(ii)    Section 10.07 of the Credit Agreement is hereby amended by deleting the phrase “the Maturity Date in respect of the Term B Facility” in clause (a)(ii) thereof and substituting therefor the phrase “the latest Maturity Date in respect of the Facilities outstanding from time to time”;

(jj)    Schedules 5.08(d), 5.08(e), 5.13(e) and 11.02 to the Credit Agreement are hereby amended and restated in their entirety and replaced as set forth on Schedule 1 hereto; and

(kk)    Schedules I – VI to the Shared Security Agreement are hereby amended and restated in their entirety and replaced as set forth on Schedule 2 hereto.

SECTION 2.    Conditions to Effectiveness.  This Amendment (other than the provisions of Section 1) shall become effective as of the first date on which the Administrative Agents shall have received counterparts of this Amendment duly executed by each of the Loan Parties and the Supermajority Lenders. The provisions of Section 1 of this Amendment shall become effective on the first date (the “Effective Date”) on which, on or prior to September 15, 2003, and only if, the Administrative Agents have received confirmation of each of the following, each in form and substance satisfactory to the Administrative Agents:

(a)    Execution of Counterparts.  The Administrative Agents shall have received counterparts of this Amendment duly executed by each of the Loan Parties and the Supermajority Lenders.

(b)    Payment of Fees and Expenses.  Upon the occurrence of the Effective Date, the Borrower shall pay to the Payment Agent, for the benefit of the applicable Lenders, a fee equal to 0.20% of (i) the aggregate amount of the Revolving Credit Commitment of each Lender as of the date hereof and (ii) the aggregate outstanding principal amount of Term B Loans owed to each Lender as of the date hereof (in each case, after giving pro forma effect to the 2003 Refinancing Transactions) that has executed and delivered this Amendment on or before July 24, 2003. In addition, the Administrative Agents shall have determined that all agency, custodial, filing service, collateral trustee, legal and other fees and disbursements incurred in connection with this Amendment and invoiced through the day immediately prior to the Effective Date, including all fees of the Administrative Agents and its counsel, shall have been paid in full by the Borrower.

(c)    No Default.  No event shall have occurred and be continuing that constitutes a Default.

(d)    Refinancing.  Not less than $1,200,000,000 of 2003 Proceeds shall have been received by the Borrower and the Parent Guarantor in the aggregate from the issuance of 2003 Second Lien Notes and 2003 Convertible Securities by the Borrower and the Parent Guarantor, respectively, on terms (other than in respect of interest rate) reasonably satisfactory to the Administrative Agents and with an interest rate not exceeding market terms at such time.

(e)    Certificate.  A certificate from the secretary or assistant secretary of the Borrower and each Guarantor dated the Effective Date and certifying (i) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or such Guarantor, as the case may be, authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.

(f)    Opinions.  Favorable written opinions of O’Melveny & Myers LLP, counsel for the Borrower, the General Counsel or Assistant General Counsel of the Borrower, in each case, dated the Effective Date and addressed to the Administrative Agents and the Lenders as to such matters as the Administrative Agents may reasonably request, and such other opinions reasonably requested by the Administrative Agents.

SECTION 3.    Confirmation of Representations and Warranties and Certain Acknowledgements and Agreements.  The Borrower hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date. The Borrower agrees that all provisions of Section 11.05 of the Credit Agreement are in full force and effect and cover the entering into of this Amendment and the transactions contemplated hereby.

SECTION 4.    Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.    Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 6.    Entire Agreement; Modification.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as provided herein.

DYNEGY HOLDINGS INC., as Borrower

By:	/s/ Robert T. Ray
Name: Title:	Robert T. Ray Sr. Vice President-Treasurer

DYNEGY POWER CORP. DPC II INC. DYNEGY ENGINEERING, INC. DYNEGY SERVICES, INC. DYNEGY POWER MANAGEMENT SERVICES, L.P.,

By:	Dynegy Services, Inc., its general partner

CALCASIEU POWER, INC.

DYNEGY OPERATING COMPANY

DYNEGY PARTS AND TECHNICAL SERVICES, INC.

DYNEGY POWER MANAGEMENT SERVICES, INC.

HEP COGEN, INC.

NORTHWAY COGEN, INC.

DYNEGY POWER INVESTMENTS, INC.

DYNEGY POWER SERVICES, INC.

DYNEGY POWER NEVADA, INC.

MICHIGAN COGEN, INC.

MICHIGAN POWER, INC.

MICHIGAN POWER HOLDINGS, INC.

OCG COGEN, INC.

OYSTER CREEK COGEN, INC.

PORT ARTHUR COGEN, INC.

RRP COMPANY

DPC COLOMBIA—OPON POWER RESOURCES COMPANY

TERMO SANTANDER HOLDING, LLC

RIVERSIDE GENERATION, INC.

RIVERSIDE GENERATING COMPANY, L.L.C.

ROLLING HILLS GENERATION, INC.

DYNEGY RENAISSANCE POWER, INC.

DYNEGY NORTHEAST GENERATION, INC.

HUDSON POWER, L.L.C.

DYNEGY MIDSTREAM GP, INC.

DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP

By:	Dynegy Midstream G.P., Inc., its general partner

By:	/s/ Robert T. Ray
Robert T. Ray Sr. Vice President-Treasurer

DYNEGY LIQUIDS MARKETING AND TRADE

DYNEGY OPI, LLC

DYNEGY NGL PIPELINE COMPANY, LLC

DYNEGY INTRASTATE PIPELINE, LLC

DYNEGY ENERGY PIPELINE COMPANY LLC

DYNEGY UPPER HOLDINGS, L.L.C.

DYNEGY HOLDING COMPANY, L.L.C.

DMG ENTERPRISES, INC.

HAVANA DOCK ENTERPRISES, LLC

DMT HOLDINGS, INC.

DMT G.P., L.L.C.

DMT HOLDINGS, L.P.

DYNEGY MARKETING AND TRADE

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

NGC STORAGE, INC.

BLACK THUNDER MEMBER, INC.

PARISH POWER, INC.

CALCASIEU POWER, LLC

DELTA COGEN, INC.

DYNEGY POWER HOLDINGS, INC.

COGEN POWER, INC.

COGEN POWER, L.P.

By:	CoGen Power, Inc., its general partner

DYNEGY LIQUIDS G.P., L.L.C.

By:	Dynegy Midstream Services, Limited Partnership, its sole member

By:	Dynegy Midstream G.P., Inc. its general partner

DYNEGY INC.

By:	/s/ Robert T. Ray
Robert T. Ray Sr. Vice President-Treasurer

MIDSTREAM BARGE COMPANY, L.L.C. DYNEGY REGULATED HOLDINGS, LLC

By:	/s/ Robert T. Ray
Robert T. Ray Vice President-Treasurer

BG HOLDINGS, INC.

BLACK MOUNTAIN COGEN, INC.

BLUEGRASS GENERATION, INC.

BLUEGRASS GENERATION COMPANY, L.L.C.

DYNEGY CABRILLO II LLC

BLUE RIDGE GENERATION INC.

BLUE RIDGE GENERATION LLC

CHICKAHOMINY GENERATING COMPANY

CHICKAHOMINY POWER, LLC

FLORIDA MERCANTILE POWER, INC.

PALMETTO POWER, L.L.C.

GASIFICATION SERVICES, INC.

GEORGIA MERCANTILE POWER, INC.

HEARD COUNTY POWER, L.L.C.

HART COUNTY IPP, INC.

HARTWELL INDEPENDENT POWER PARTNERS, INC.

HARTWELL POWER COMPANY

DYNEGY DANSKAMMER, L.L.C.

DYNEGY ROSETON, L.L.C.

DYNEGY HUDSON POWER RETAIL, L.L.C.

DYNEGY GLOBAL ENERGY, INC.

DYNEGY BROADBAND MARKETING AND TRADE

DYNEGY GP INC.

DYNEGY TECHNOLOGY CAPITAL CORP.

DYNEGY STRATEGIC INVESTMENTS, L.P.

By:	Dynegy Strategic Investments GP, L.L.C., its general partner

DYNEGY STRATEGIC INVESTMENTS GP, L.L.C. RENAISSANCE POWER, L.L.C. ROLLING HILLS GENERATING, L.L.C. DYNEGY POWER MARKETING, INC.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President

DYNEGY ENERGY SERVICES, INC. ILLINOIS POWER ENERGY, INC. DES NORTHEAST, INC. DEM GP, LLC DYNEGY ENERGY MARKETING, LP

By:	DEM GP, LLC, its general partner

DYNEGY ADMINISTRATIVE SERVICES COMPANY

NIPC, INC.

DFS L.P., LLC

DFS GENERAL PARTNER, LLC

DYNEGY FINANCIAL SERVICES, LIMITED PARTNERSHIP

DYNEGY CATLIN MEMBER, INC.

DYNEGY MIDWEST GENERATION, INC.

DYNEGY I.T., INC.

CHESAPEAKE POWER, INC.

JAMES RIVER ENERGY CORP.

DPC POWER RESOURCES HOLDING COMPANY

DRY CREEK POWER, INC.

ROCKINGHAM POWER, L.L.C.

DYNEGY POWER DEVELOPMENT COMPANY

By:	/s/ Charles C. Cook
Charles C. Cook Vice President

DYNEGY MANAGEMENT, INC. DMS LP, INC. DMT L.P., L.L.C. DYNEGY STRATEGIC INVESTMENTS LP, INC. DEM LP, LLC

By:	/s/ Larry F. Altenbaumer
Larry F. Altenbaumer President

CITIBANK, N.A., as Administrative Agent, Payment Agent and Lender

By:	/s/ Susan McManigal
Name	Susan McManigal
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent and Lender

By:	/s/ Clara Yang Strand
Name:	Clara Yang Strand
Title:	Managing Director

BANK ONE, NA

By:	/s/ Richard P. Broussard
Name:	Richard P. Broussard
Title:	First Vice President

JPMORGAN CHASE BANK

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

THE TORONTO-DOMINION BANK

By:	/s/ Jill Hall
Name:	Jill Hall
Title:	Mngr. Credit Admin.

ABN AMRO BANK N.V.

By:	/s/ John D. Reed, CFA
Name:	John D. Reed, CFA
Title:	Vice President

By:	/s/ Quandra L. Kelley
Name:	Quandra L. Kelley
Title:	Assistant Vice President

Credit Lyonnais New York Branch

By:	/s/ Olivier Audemand
Name:	Olivier Audemand
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON, Cayman Island Branch

By:	/s/ David L. Sawyer
Name:	David L. Sawyer
Title:	Director

By:	/s/ Sharon M. Meadows
Name:	Sharon M. Meadows
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Jane E. Gillard
Name:	Jane E. Gillard
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ David A. McCluskey
Name:	David A. McCluskey
Title:	Manager

SOCIETE GENERALE

By:	/s/ Beth Hunter
Name:
Title:

WESTLB AG, New York Branch

By:	/s/ Duncan Robertson
Name:	Duncan Robertson
Title:	Executive Director

By:	/s/ Salvatore Battinelli
Name:	Salvatore Battinelli
Title:	Managing Director, Credit Department

DEUTSCHE BANK AG

By:	/s/ Michael E. Keating
Name:	Michael E. Keating
Title:	Managing Director

By:	/s/ Joel Makowsky
Name:	Joel Makowsky
Title:	Director

MERRILL LYNCH CAPITAL CORP.

By:	/s/ Carol J.E. Feeley
Name:	Carol J.E. Feeley
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Lee Origoni
Name:	Lee Origoni
Title:	Assistant General Manager

CREDIT AGRICOLE INDOSUEZ

By:	/s/ Kathleen M. Sweeney
Name:	Kathleen M. Sweeney
Title:	Vice President

By:	/s/ John McCloskey
Name:	John McCloskey
Title:	First Vice President

FLEET NATIONAL BANK

By:	/s/ Peggy Peckam
Name:	Peggy Peckam
Title:	Senior Workout Officer

FLEET CAPITAL CORPORATION

By:	/s/ Terrence W. Allen
Name:	Terrence W. Allen
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel Purcell
Name	Noel Purcell
Title:	Senior Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ David A. Bennett
Name:	David A. Bennett
Title:	Assistant Vice President

By:	/s/ Birgit Pacek
Name:	Birgit Pacek
Title:	Assistant Cashier

BEAR STEARNS & CO., INC.

By:	/s/ Keith C. Barnish
Name:	Keith C. Barnish
Title:	Senior Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH

By:	/s/ Graham Goldsmith
Name:	Graham Goldsmith
Title:	Managing Director

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/s/ Shawn Bernet
Name:	Shawn Bernet
Title:	Assistant Vice President

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Manager

SEMINOLE FUNDING LLC

By:	/s/ Ann E. Morris
Name:	Ann E. Morris
Title:	Asst. Vice President

TRS THEBE LLC

By:	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Anthony N. Joseph
Name:	Anthony N. Joseph
Title:	Associate Director

By:	/s/ Janice L. Randolph
Name:	Janice L. Randolph
Title:	Associate Director

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Keith C. Barnish
Name:	Keith C. Barnish
Title:	Executive Vice President

CENTURION CDO II, LTD.

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director – Operations

CENTURION CDO III, LTD

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director – Operations

CENTURION CDO VI, LTD

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director – Operations

HBK MASTER FUND L.P.

By:
Name:
Title:

LAGUNA FUNDING LLC

By:	/s/ Ann E. Morris
Name:	Ann E. Morris
Title:	Asst. Vice President

SEQUILS-CENTURION V, LTD.

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director – Operations

SPECIAL SITUATIONS INVESTING GROUP, INC.

By:	/s/ ROBERT S. PANELLI
Name:	Robert S. Panelli
Title:	Authorized Signatory

Acknowledged on the date hereof by:

WILMINGTON TRUST COMPANY,

not in its individual capacity,

but solely as corporate trustee

By:	/s/ Sandra R. Ortiz
Name: Sandra R. Ortiz
Title: Financial Services Officer

JOHN M. BEESON, JR.,

not in his individual capacity,

but solely as individual trustee

/s/ John M. Beeson, Jr.

LENDER CONSENT

This LENDER CONSENT dated as of August 1 , 2003 (this “Consent”), to the Third Amendment to the Loan Documents dated as of July 15, 2003 (such third amendment, as so amended, being the “Third Amendment”), among Dynegy Holdings Inc., as the borrower (the “Borrower”), Dynegy Inc., as the parent guarantor (the “Parent Guarantor”), Citibank, N.A. and Bank of America, N.A., as administrative agents (the “Administrative Agents”) for the Lenders, Bank One, NA (Main Office Chicago), as Collateral Agent for the Lenders, and the various banks, financial institutions and other lenders parties thereto. Capitalized terms used without definition in this Consent shall have the meanings set forth in the Third Amendment.

W I T N E S S E T H:

WHEREAS, pursuant to Section 1(v) of the Third Amendment, (i) a new clause (xii)(C) had been added to Section 7.03(b) of the Credit Agreement which set forth a maturity date for the 2003 Second Lien Notes of not earlier than July 31, 2010 (such date being, the “Original Minimum Maturity Date”) and (ii) a new clause (xv)(x) had been added to Section 7.03(b) of the Credit Agreement which set forth a maturity date for additional secured (on a second priority basis) Indebtedness of not earlier than the Original Minimum Maturity Date;.

WHEREAS, the Borrower has requested, that the Required Lenders (as defined in the Credit Agreement) consent to modify the Original Minimum Maturity Date as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. Consent. By its signature below, the undersigned hereby consents that the Original Minimum Maturity Date shall be not earlier than June 30, 2008. This Consent shall become effective upon the receipt by the Administrative Agents of signed counterparts to this Consent by the Required Lenders (as defined in the Credit Agreement).

SECTION 2. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 3. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

[SIGNATURE PAGES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CITIBANK, N.A., as Administrative Agent, Payment Agent and Lender

By:	/s/ SUSAN MCMANIGAL

Name:	Susan McManigal

Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent and Lender

By:	/s/ CLARA YANG STRAND

Name:	Clara Yang Strand

Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BANK ONE, NA, as Collateral Agent, L/C Issuer and Lender

By:	/s/ KERRY SHREFFLER

Name:	Kerry D. Shreffler

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK

By:	/s/ ROBERT W. TRABAND

Name:	Robert W. Traband

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE TORONTO-DOMINION BANK

By:	/s/ JILL HALL
Name:	Jill Hall
Title:	Mngr. Credit Admin.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ABN AMRO BANK N.V.

By:	/s/ C. DAVID ALLMAN
Name:	C. David Allman
Title:	Vice President

By:	/s/ JOHN D. REED
Name:	John D. Reed, CFA
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ Jean-Marc Moriani
Name:	Jean-Marc Moriani
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON, Cayman Island Branch

By:	/s/ DAVID L. SAWYER
Name:	David L. Sawyer
Title:	Director

By:	/s/ SHARON M. MEADOWS
Name:	Sharon M. Meadows
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ JANE E. GILLARD
Name:	Jane E. Gillard
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SOCIETE GENERALE

By:	/s/ ELIZABETH HUNTER
Name:	Elizabeth Hunter
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WESTLB AG, NEW YORK BRANCH

By:	/s/ DUNCAN ROBERTSON
Name:	Duncan Robertson
Title:	Executive Director

By:	/s/ Salvatore Battinelli
Name:	Salvatore Battinelli
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ JOEL MAKOWSKY

Name:	Joel Makowsky
Title:	Director

By:	/s/ OLIVIER RIEDINGER

Name:	Olivier Riedinger
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MERRILL LYNCH CAPITAL CORP.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE BANK OF NOVA SCOTIA

By:	/s/ DAVID DAUM
Name:	David Daum
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CREDIT AGRICOLE INDOSUEZ

By:

Name:

Title

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FLEET NATIONAL BANK

By:	/s/ PEGGY PECKHAM
Name:	Peggy Peckham
Title:	Senior Workout Officer

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FLEET CAPITAL CORPORATION

By:	/s/ Terrence W. Allen
Name:	Terrence W. Allen
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MIZUHO GLOBAL, LTD.

By:	/S/ KAZUAKI KITABATAKE
Name:	Kazuaki Kitabatake
Title:	Deputy General Manager

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CITIBANK, N.A., as Administrative Agent, Payment Agent and Lender

By:	/S/ SUSAN MCMANIGAL
Name:	Susan McManigal
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Citadel Equity Fund, Ltd.

By: Citadel Limited Partnership, its Portfolio Manager

By: GLB Partners, L.P., its General Partner

By: Citadel Investment Group, L.L.C., its General Partner

By:	/S/ Gerald Beeson
Name:	Gerald Beeson
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Citadel Credit Trading Ltd.

By: Citadel Limited Partnership, its Portfolio Manager

By: GLB Partners, L.P., its General Partner

By: Citadel Investment Group, L.L.C., its General Partner

By:	/S/ GERALD BEESON
Name:	Gerald Beeson
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ HARRY P. YERGEy
Name:	Harry P. Yergey
Title:	Senior Vice President & Manager

By:	/s/ David A. Bennett
Name:	David A. Bennett
Title:	Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BEAR STEARNS & CO., INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

By:	/s/ GRAHAM GOLDSMITH
Name:	Graham Goldsmith
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/S/ SHAWN BERNET
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Oppenheimer Senior FLOATING RATE FUND

By:	/s/ BILL CAMPBELL
Name:	Bill Campbell
Title:	Manager

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SEMINOLE FUNDING LLC

By:	/s/ ANN E. Morris
Name:	Ann E. Morris
Title:	Asst. Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TRS THEBE LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UBS AG

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CENTURION CDO II, LTD.

By:	/s/ Leanne Stavrakis

Name:	Leanne Stavrakis

Title:	Director-Operations

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CENTURION CDO III, LTD

By:	/S/ LEANNE STAVRAKIS

Name:	Leanne Stavrakis

Title:	Director-Operations

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CENTURION CDO VI

By:	/S/ LEANNE STAVRAKIS

Name:	Leanne Stavrakis

Title:	Director-Operations

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HBK MASTER FUND L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LAGUNA FUNDING LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SEQUILS-CENTURION V, LTD.

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director-Operations

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPECIAL SITUATIONS INVESTING GROUP, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO: DYNEGY HOLDINGS INC., as Borrower

By:	/s/ ROBERT T. RAY
Name:	Robert T. Ray
Title:	Sr. Vice President—Treasurer

DYNEGY POWER CORP.

DPC II INC.

DYNEGY ENGINEERING, INC.

DYNEGY SERVICES, INC.

DYNEGY POWER MANAGEMENT

SERVICES, L.P.,

By: Dynegy Services, Inc., its general partner

CALCASIEU POWER, INC.

DYNEGY OPERATING COMPANY

DYNEGY PARTS AND TECHNICAL SERVICES, INC.

DYNEGY POWER MANAGEMENT SERVICES, INC.

HEP COGEN, INC.

NORTHWAY COGEN, INC.

DYNEGY POWER INVESTMENTS, INC.

DYNEGY POWER SERVICES, INC.

DYNEGY POWER NEVADA, INC.

MICHIGAN COGEN, INC.

MICHIGAN POWER, INC.

MICHIGAN POWER HOLDINGS, INC.

OCG COGEN, INC.

OYSTER CREEK COGEN, INC.

RRP COMPANY

DPC COLOMBIA – OPON POWER RESOURCES COMPANY

TERMO SANTANDER HOLDING, LLC

RIVERSIDE GENERATION, INC.

RIVERSIDE GENERATING COMPANY, L.L.C.

ROLLING HILLS GENERATION, INC.

DYNEGY RENAISSANCE POWER, INC.

DYNEGY NORTHEAST GENERATION, INC.

HUDSON POWER, L.L.C.

DYNEGY MIDSTREAM GP, INC.

DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP

By: Dynegy Midstream G.P., Inc., its general partner

ACKNOWLEDGED AND AGREED TO:

By:	/s/ ROBERT T. RAY
Robert T. Ray Sr. Vice President-Treasurer

DYNEGY LIQUIDS MARKETING AND TRADE

DYNEGY OPI, LLC

DYNEGY NGL PIPELINE COMPANY, LLC

DYNEGY INTRASTATE PIPELINE, LLC

DYNEGY ENERGY PIPELINE COMPANY LLC

DYNEGY UPPER HOLDINGS, L.L.C.

DYNEGY HOLDING COMPANY, L.L.C.

DMG ENTERPRISES, INC.

HAVANA DOCK ENTERPRISES, LLC

DMT HOLDINGS, INC.

DMT G.P., L.L.C.

DMT HOLDINGS, L.P.

DYNEGY MARKETING AND TRADE

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

NGC STORAGE, INC.

BLACK THUNDER MEMBER, INC.

ILLINOVA CORPORATION

ILLINOVA GENERATING COMPANY

IGC GRIMES COUNTY, INC.

IGC GRIMES FRONTIER, INC.

IPG FERNDALE, INC.

IPG PARIS, INC.

CHARTER OAK (PARIS) INC.

ILLINOVA ENERGY PARTNERS, INC.

PARISH POWER, INC.

CALCASIEU POWER, LLC

DELTA COGEN, INC.

DYNEGY POWER HOLDINGS, INC.

COGEN POWER, INC.

COGEN POWER, L.P.

By: CoGen Power, Inc., its general partner

DYNEGY LIQUIDS G.P., L.L.C.

By: Dynegy Midstream Services,

Limited Partnership, its sole member

By: Dynegy Midstream G.P., Inc.

its general partner

DYNEGY INC.

ACKNOWLEDGED AND AGREED TO:

By:	/s/ ROBERT T. RAY
Robert T. Ray Sr. Vice President-Treasurer

MIDSTREAM BARGE COMPANY, L.L.C. DYNEGY REGULATED HOLDINGS, LLC

ACKNOWLEDGED AND AGREED TO:

By:	/s/ ROBERT T. RAY
Robert T. Ray Vice President-Treasurer

BG HOLDINGS, INC.

BLACK MOUNTAIN COGEN, INC.

BLUEGRASS GENERATION, INC.

BLUEGRASS GENERATION COMPANY, L.L.C.

DYNEGY CABRILLO II LLC

BLUE RIDGE GENERATION INC.

BLUE RIDGE GENERATION LLC

CHICKAHOMINY GENERATING COMPANY

CHICKAHOMINY POWER, LLC

FLORIDA MERCANTILE POWER, INC.

PALMETTO POWER, L.L.C.

GASIFICATION SERVICES, INC.

GEORGIA MERCANTILE POWER, INC.

HEARD COUNTY POWER, L.L.C.

HART COUNTY IPP, INC.

HARTWELL INDEPENDENT POWER PARTNERS, INC.

HARTWELL POWER COMPANY

DYNEGY DANSKAMMER, L.L.C.

DYNEGY ROSETON, L.L.C.

DYNEGY HUDSON POWER RETAIL, L.L.C.

DYNEGY GLOBAL ENERGY, INC.

DYNEGY BROADBAND MARKETING AND TRADE

DYNEGY GP INC.

DYNEGY TECHNOLOGY CAPITAL CORP.

DYNEGY STRATEGIC INVESTMENTS, L.P.

By: Dynegy Strategic Investments GP,

L.L.C.,

its general partner

DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.

RENAISSANCE POWER, L.L.C.

ROLLING HILLS GENERATING, L.L.C.

DYNEGY POWER MARKETING, INC.

ACKNOWLEDGED AND AGREED TO:

By:	/s/ CHARLES C. COOK
Charles C. Cook Vice President

DYNEGY ENERGY SERVICES, INC.

ILLINOIS POWER ENERGY, INC.

DES NORTHEAST, INC.

DEM GP, LLC

DYNEGY ENERGY MARKETING, LP

By: DEM GP, LLC, its general partner

DYNEGY ADMINISTRATIVE SERVICES COMPANY

NIPC, INC.

DFS L.P., LLC

DFS GENERAL PARTNER, LLC

DYNEGY FINANCIAL SERVICES,

LIMITED PARTNERSHIP

DYNEGY CATLIN MEMBER, INC.

DYNEGY MIDWEST GENERATION, INC.

DYNEGY I.T., INC.

CHESAPEAKE POWER, INC.

JAMES RIVER ENERGY CORP.

DPC POWER RESOURCES HOLDING COMPANY

DRY CREEK POWER, INC.

ROCKINGHAM POWER, L.L.C.

DYNEGY POWER DEVELOPMENT COMPANY

ACKNOWLEDGED AND AGREED TO:

By:	/s/ CHARLES C. COOK
Charles C. Cook Vice President

DYNEGY MANAGEMENT, INC. DMS LP, INC. DMT L.P., L.L.C. DYNEGY STRATEGIC INVESTMENTS LP, INC. DEM LP, LLC ACKNOWLEDGED AND AGREED TO:

By:	/s/ LARRY F. ALTENBAUMER
Larry F. Altenbaumer President